Components of Accumulated Other Comprehensive Income Included in Stockholders' Equity (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Other Comprehensive Income (Loss) [Line Items]
Net unrealized loss on securities available-for-sale	$ (290)	$ (483)
Net unrealized loss for funded status of defined benefit plan liability	(289)	(205)
Accumulated other comprehensive income (Loss), before taxes, total	(579)	(688)
Tax effect	159	234
Net-of-tax amount	$ (420)	$ (454)